UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 13, 2004
Date of Report (Date of Earliest Event Reported)

LAIDLAW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-13109 (Commission File Number)	98-0390488 (I.R.S. Employer Identification Number)

55 Shuman Blvd., Suite 400
Naperville, Illinois 60563
(Address of principal executive offices, including zip code)

(630) 848-3000
(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.

     On April 13, 2004, Laidlaw International, Inc. issued a press release announcing the appointment of Beth Byster Corvino as Senior Vice President, General Counsel and Corporate Secretary. A copy of the press release is furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAIDLAW INTERNATIONAL, INC.

By:	/s/ Douglas A. Carty
	Name:	Douglas A. Carty
	Title:	Senior Vice President and Chief Financial Officer

Date: April 13, 2004

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated April 13, 2004